                           REVOLVING PROMISSORY NOTE


$4,500,000.00                       Dallas, Texas                   July 8, 1999


         FOR VALUE RECEIVED, the undersigned, DIVERSIFIED CORPORATE RESOURCES, INC., MANAGEMENT ALLIANCE CORPORATION, INFORMATION SYSTEMS CONSULTING CORP., TRAIN INTERNATIONAL, INC., and GEIER ASSESSMENT AND PERFORMANCE SYSTEMS, INC. each a Texas corporation, and TEXCEL SERVICES, INC., a Pennsylvania corporation, ("Borrowers"), whose addresses for purposes of notice are 12801 N. Central Exp., Suite 350, Dallas, Texas, 75243, hereby promise, jointly and severally, to pay to the order of COMPASS BANK, a Texas state banking corporation (the "Bank"; Bank and any subsequent holder hereof being hereinafter referred to as "Holder"), without grace at its office at P.O. Box 650561, Dallas, Texas 75265-0561, or such other place as Holder may direct, in lawful money of the United States of America, with interest, the principal amount of FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($4,500,000.00) (the "Maximum Principal Amount") or, if less than such principal amount, the aggregate principal amount (the "Advances") advanced by the Holder from time to time to the Borrowers pursuant to the Loan Agreement (as defined below). Payment of principal and interest shall be in accordance with the following provisions:

         1.       DEFINITIONS.

                  (a) "APPLICABLE RATE" shall mean the Compass Bank Index Rate, unless Borrowers give Bank ten (10) days advance notice of Borrowers' election for interest under this Note to accrue at the LIBOR Rate, whereupon interest shall be calculated at the LIBOR Rate for the period selected by Borrowers, which shall not be greater than the time period prior to Maturity Date.

                  (b) "BUSINESS DAY" shall mean any day on which all major departments of Holder are open for business at the address specified herein.

                  (c) "COMPASS BANK INDEX RATE" shall mean at any time the variable rate of interest published in THE WALL STREET JOURNAL's "Money Rates" table as the prime rate. If multiple prime rates are quoted in the table, then the highest prime rate will be the Compass Bank Index Rate. In the event the prime rate is no longer published in the "Money Rates" table, the Holder will choose a substitute Index Rate which is based upon comparable information. The term "Compass Bank Index Rate" is not intended to mean the lowest rate of interest available to the most creditworthy borrower of Holder.

                  (d) "DEFAULT RATE" shall mean the lesser of the Maximum Rate and five percentage points (5%) in excess of the Compass Bank Index Rate.


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                  (e) "LIBOR RATE." shall mean a fluctuating per annum rate
         equal to two and one-quarter percentage points (2-1/4%) in excess of the LIBOR Base Rate.

                  (f) "LIBOR BASE RATE" shall mean the per annum interest rate calculated by dividing LIBOR (as defined below) by a percentage equal to one hundred percent (100%) MINUS the Eurodollar Reserve Percentage (as defined below) in effect for Holder on the first day of the Eurodollar Interest Period (as defined below). The term "LIBOR" means the interest rate per annum (rounded upward to the nearest whole multiple of one-sixteenth of one percent (0.0625%) per annum) quoted on the Telerate Information System on the Business Day immediately preceding the first day of the Eurodollar Interest Period as the thirty
         (30) day London Interbank Offered Rate. If LIBOR is no longer published on the Telerate Information System, then LIBOR shall be the interest rate per annum quoted in THE WALL STREET JOURNAL. If LIBOR is no longer published in THE WALL STREET JOURNAL, then LIBOR shall be the interest rate per annum quoted to the Holder by major banks in the London Interbank Eurodollar market ("LIBOR Banks") as the rate per annum at which deposits in dollars are offered in London, England to major banks in the London Interbank market at approximately 11:00 a.m. (New York time) on the Business Day immediately preceding the first day of the Eurodollar Interest Period and in an amount substantially equal to the outstanding principal under this Note for a thirty (30) day period. The term "Eurodollar Reserve Percentage" means for each Eurodollar Interest Period the maximum reserve percentage in effect on the first day of such Eurodollar Interest Period as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining reserve requirements applicable to "Eurodollar liabilities" pursuant to Regulation D or any other then applicable regulations of the Board of Governors (or any successor) which prescribes reserve requirements applicable to "Eurocurrency liabilities", as presently defined in Regulation D, or any Eurocurrency funding. The term "Eurodollar Interest Period" means each successive thirty (30) day period prior to Maturity Date. Each Eurodollar Interest Period shall commence on the day on which the next preceding Eurodollar Interest Period expires. If any Eurodollar Interest Period would otherwise expire on a day which is not a Business Day such Eurodollar Interest Period shall be extended to expire on the next succeeding Business Day, if the next succeeding Business Day occurs in the same calendar month; however, if there will be no succeeding Business Day in such calendar month, the Eurodollar Interest Period shall expire on the immediately preceding Business Day.

                  (g) "MAXIMUM RATE" shall mean, with respect to Holder, the maximum nonusurious interest rate, if any, that at any time, or from time to time, may be contracted for, taken, reserved, charged, or received on the indebtedness evidenced by this Note, under the laws which are presently in effect of the United States and the State of Texas applicable to such Holder and to such indebtedness or, to the extent permitted by law, and to such indebtedness or, to the extent permitted by law, under such applicable laws of the United States and the State of Texas which may hereafter be in effect and which allow a


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         higher maximum nonusurious interest rate than applicable laws now allow. To the extent that Tex. Rev. Civ. Stat. Ann. art. 5069-1D.001 (the "Act"), is relevant to any Holder for the purposes of determining the Maximum Rate, Holder and each such holder may elect to determine such applicable legal rate under the Act pursuant to the "interest rate ceiling", from time to time in effect, as referred to in Article 1D.001(a) of the Act; provided, however, that to the extent permitted by applicable law, Holder may, in accordance with the Act, from time to time elect the "weekly ceiling", "monthly ceiling", "quarterly ceiling" or the "annualized ceiling" as those terms are defined in Subchapter "A" of the Act, and renew any such election without notice to Borrowers.


         2. PAYMENTS. Borrowers promise to pay interest, on the principal amount owing hereunder from time to time, computed daily, at a per annum rate equal to the lesser of the Applicable Rate or the Maximum Rate on September 30, 1999, December 30, 1999, and March 30, 2000. All outstanding principal and accrued and unpaid interest on this Revolving Promissory Note (the "Note") and all other amounts due under the Security Documents (as defined below) shall be due and payable on June 30, 2000 ("Maturity Date"). Borrowers shall be entitled to borrow, repay and reborrow principal from the date of this Note until Maturity Date.

         3. UNAVAILABILITY OF LIBOR RATE.

         In the event that:

                  (a) At least one Business Day before the commencement of any Eurodollar Interest Period the Holder is advised by the LIBOR Banks that deposits in dollars in the applicable principal amount are not being offered in the London Interbank Eurodollar market for such Eurodollar Interest Period; or

                  (b) The Holder determines that the LIBOR Base Rate plus two and one-quarter percentage points (2-1/4%) will not adequately reflect the cost to Holder of obtaining funds in dollars in the London Interbank market in an amount substantially equal to the outstanding principal in dollars; or

                  (c) The period of time remaining prior to the Maturity Date is less than thirty (30) days;

         then and in that event, the Holder shall give written notice thereof to Borrowers whereupon the right of the Borrowers to have interest determined with reference to the LIBOR Rate shall be suspended and the applicable interest rate shall be converted into a floating rate equal to the Compass Bank Index Rate on the last day of the then current Eurodollar Period.


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         4.       OTHER PAYMENT TERMS.

                  (a) Should any payment become due and payable on any day other than a Business Day for Bank, the date of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest or any installment of either thereof, interest shall accrue and be payable thereon for the period of such extension at the applicable interest rate or rates specified herein.

                  (b) All payments of principal and interest that are past due shall, at the option of Bank, bear interest at a per annum interest rate equal to the Default Rate.

                  (c) Except for purposes of computing the Maximum Rate, interest shall be calculated on the basis of a 360-day year applied to the actual number of days upon which principal is outstanding by multiplying the principal amount outstanding hereunder by the applicable interest rate, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by three hundred sixty (360).

                  (d) In lieu of the interest on past due installments provided for in this Note, Bank may collect a late charge not to exceed five cents ($.05) for each dollar ($1.00) of each payment of interest, principal and, if applicable, any other payment due under any of the Security Documents which is more than ten (10) days in arrears, to cover the extra expense involved in handling delinquent accounts; provided however, that should such late charge constitute interest under any applicable law, such late charge shall not, together with other interest to be paid, charged, contracted for, received, or reserved against, or taken on the indebtedness evidenced by this Note, or indebtedness arising under any of the Security Documents exceed the Maximum Rate.

         5. SECURITY DOCUMENTS. The indebtedness evidenced hereby is secured by the Revolving Loan and Security Agreement (the "Loan Agreement") dated July 8, 1999 between Borrowers and Bank, along with other documents executed in connection with the Loan Agreement (the "Security Documents"). This Promissory
Note is included in the indebtedness referred to in the Security Documents and is entitled to the benefits of those documents, but neither this reference to those documents nor any provisions thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of and interest on this Promissory Note when due.

         6. EVENTS OF DEFAULT. The happening of any one or more of the following events shall constitute an Event of Default:

                  (a) Borrowers' failure to pay principal or interest due under this Promissory Note, as and when due and payable;


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                  (b) Failure by any of the Borrowers or any other person or entity to observe any covenant or obligation contained in the Security Documents or in any other instrument executed in connection with or securing this Promissory Note, as and when required thereunder and such failure continues beyond the applicable cure period, if any; or

                  (c) The occurrence of any event of default specified in any of the Security Documents or in any other document, agreement or instrument now or hereafter executed in connection with or securing this Promissory Note.

Upon the happening of an Event of Default or at any time thereafter during the continuance of any such event, the Holder may, with or without notice to the Borrowers, declare this Promissory Note to be forthwith due and payable, both as to principal and interest, without presentment, demand, protest, or other notice of any kinds, all of which are hereby expressly waived, anything contained herein or in any of the Security Documents or in any other instrument executed in connection with or securing this Promissory Note to the contrary notwithstanding. Reference is made to the Loan Agreement for a statement of the terms and conditions under which the line of credit represented by this Promissory Note is being made available to Borrowers and of additional terms and conditions under which this Promissory Note may be accelerated.

         7. WAIVERS. Borrowers and each guarantor, accommodation party, surety, endorser or other person or entity liable for the payment or collection of this Promissory Note expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, all other notices, bringing of suit and diligence in taking any action to collect amounts called for hereunder or enforcing any security or guaranty, and agree to any substitution, exchange or release of any security, with our without consideration, now or hereafter given for this Promissory Note or the release of any party primarily or secondarily liable hereon. Borrowers and each guarantor, accommodation party, surety, endorser or any other person or entity liable for the payment or collection of this Promissory Note further agrees that it will not be necessary for the owner or Holder hereof, in order to enforce payment of this Promissory Note, to first institute or exhaust its remedies against any maker or other party liable hereon or to enforce its rights against any security or guaranty for this Promissory Note, and hereby consents to the renewal and extension from time to time of this Promissory Note, and any other indulgence with respect hereto without notice of any such renewal, extension or indulgence, and without limit as to the number of such renewals, extensions or indulgences or the period or periods thereof.

         8. ATTORNEYS' FEES AND COSTS. Borrowers agree to pay reasonable attorneys' fees and costs incurred by the Holder in collecting or attempting to collect this Promissory Note, whether by suit or otherwise.


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         9.       LIMITATIONS ON INTEREST.

                  (a) It is the intention of the Bank and the Borrowers to conform strictly to any applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under any applicable law, then, in that event, notwithstanding anything to the contrary in this Promissory Note, the Security Documents or any other agreement entered into in connection with or as security for or guaranteeing the Loan Agreement or this Promissory Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received by the Bank under this Promissory Note, the Security Documents or under any other agreement entered into in connection with or as security for or guaranteeing the Loan Agreement or this Promissory Note shall under no circumstances exceed the Maximum Rate, and any excess shall be canceled automatically and, if theretofore paid, shall, at the option of the Bank, be credited by the Bank on the principal amount of any indebtedness owed to the Bank by the Borrowers or refunded by the Bank to the Borrowers; and (ii) in the event that the maturity of this Promissory Note is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Bank may never include more than the Maximum Rate, and excess interest, if any, provided for in this Promissory Note, the Security Documents or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall, at the option of the Bank, be credited by the Bank on the principal amount of any indebtedness owed to the Bank by the Borrowers or refunded by the Bank to the Borrowers.

                  (b) Notwithstanding anything herein to the contrary, in no event will interest payable to the Bank exceed the Maximum Rate (after taking into account all charges payable to the Bank which constitute interest under such applicable law), but if any amount referred to in this Promissory Note which would be payable to the Bank but for the applicability of usury or other laws limiting the consideration payable to the Bank is not paid to the Bank as a result of the applicability of such laws, then interest on the outstanding principal balance of this Promissory Note payable to the Bank shall, to the extent permitted by the law, accrue at the Maximum Rate (after taking into account all charges payable to the Bank which constitute interest under applicable law) until the total amount received by the Bank equals the amount it would have received had no such laws been applicable.

         10. APPLICABLE LAW; ASSIGNS. This Note shall be governed by, and construed in accordance with, the laws of the State of Texas (except that Finance Code, Chapter 346 of Vernon's Texas Codes Annotated, which regulates certain revolving credit loan accounts and revolving tri-party accounts, shall not apply to this Promissory Note or any transaction


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contemplated hereby); subject, however, to the effect of applicable federal law.
Unless changed in accordance with law, the applicable rate under Texas law shall be the indicated rate ceiling from time to time in effect as provided in Tex. Rev. Civ. Stat. Ann. art. 5069-1D.001. As used herein, the terms "Borrowers", "Bank" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.


         IN WITNESS WHEREOF, Borrowers have caused this Promissory Note to be duly executed and delivered as of effective July 8, 1999.


                                   BORROWERS:

                                   DIVERSIFIED CORPORATE RESOURCES, INC.,
                                   a Texas corporation



                                   By:
                                      -----------------------------------------
                                              M. Ted Dillard, President


                                     MANAGEMENT ALLIANCE CORPORATION,
                                     a Texas corporation



                                   By:
                                      -----------------------------------------
                                              M. Ted Dillard, Vice President


                                     INFORMATION SYSTEMS CONSULTING
                                     CORP., a Texas corporation



                                   By:
                                      -----------------------------------------
                                              M. Ted Dillard, Vice President






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                                     TEXCEL SERVICES, INC.,
                                     a Pennsylvania corporation



                                   By:
                                      -----------------------------------------
                                              M. Ted Dillard, Vice President


                                     TRAIN INTERNATIONAL, INC.,
                                     a Texas corporation



                                   By:
                                      -----------------------------------------
                                              M. Ted Dillard, Vice President


                                     GEIER ASSESSMENT AND PERFORMANCE
                                     SYSTEMS, INC., a Texas corporation



                                   By:
                                      -----------------------------------------
                                              M. Ted Dillard, Vice President










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